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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC    225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2016

CM Advisors Fund

CM Advisors Small Cap Value Fund

CM Advisors Fixed Income Fund

February 29, 2016

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 28, 2016

During the fiscal year that ended February 29, 2016, the CM Advisors Family of Funds (the “Funds”) underperformed their benchmarks. Undoubtedly, these past two fiscal years have been disappointing for the Funds, whether measured against their benchmarks, peer groups, or on an absolute performance basis. With that said, in the last two months of the fiscal year (January and February 2016), we began to see an upturn in performance for all three Funds both on an absolute and relative basis.

Energy and Industrials Macro Overview of CMAFX and CMOVX

The combined performance of the energy and industrials sectors was responsible for more than 75% of the negative return that occurred in the CM Advisors Fund (CMAFX) and the CM Advisors Small Cap Value Fund (CMOVX) during the fiscal year. Importantly, while the industrials sector covers many industries, more than half of the negative return that occurred in this sector, for both Funds, was a direct result of those industrial companies that have a portion of their businesses connected to the energy sector. Therefore, given its large impact on the performance of CMAFX and CMOVX, we believe it is important to review with shareholders our thoughts on the energy sector as a whole before discussing each Fund separately in more detail.

According to Factset, West Texas Intermediate Crude (WTI) oil peaked on June 13, 2014, with a closing price of $106.91 per barrel, before it precipitously declined more than 75%, finally hitting bottom on February 11, 2016, with a closing low price of $26.21 per barrel.

West Texas Intermediate Crude (WTI) Oil
(6/13/14 to 2/11/16)

Source: Factset

We believe the primary causes for this declining price of oil are due to the strong U.S. dollar, OPEC, and the current oversupply of oil and gas inventory.

The Strong U.S. Dollar

The Fed had lowered the fed funds rate to a range of 0% to 0.25%, just stopping shy of implementing negative interest rates. However, in an effort to continue to stimulate the economy, the Fed injected tremendous liquidity into the financial system. The effect of this added liquidity in an already near zero federal funds rate environment created what is referred to as a “shadow” federal funds rate. Professors Cynthia Wu from the University of Chicago and Dora Xia from the University of California, San Diego published a study for the National Bureau of Economic Research that explained the impact of this “shadow” federal funds rate.

The Wu-Xia Shadow Federal Funds Rate chart below shows that the Fed’s continued quantitative easing from January 2009 through May 2014 created a “shadow” fed funds rate, or effective fed funds rate, of negative 3% by May 2014.

Then, in June of 2014, it all began to reverse as the Federal Reserve put an end to its quantitative easing program. This resulted in a 3% “shadow” fed funds rate tightening in the market. As a result, the U.S. dollar began to strengthen at a very rapid pace.

Also contributing to the stronger U.S. dollar is that numerous countries around the world, like China, have been devaluing their currencies relative to the U.S. dollar. Others such as the European Central Bank, Japan, Denmark, and Switzerland have even gone so far as to implement negative interest rates, which also adds to the strength and attractiveness of the U.S. dollar.

The rapidly rising U.S. dollar can be seen on the Federal Reserve Bank of St. Louis’ chart on page 3. The 23.4% rise in the dollar, on a trade-weighted basis, from June 30, 2014, at $101.85, to its peak on January 20, 2016, at $125.7, was its largest rise in any 19-month period in more than 20 years.

In the following chart, we added the CRB Index (i.e. commodities) alongside the trade-weighted U.S. dollar. As you can see, the steep increase in the dollar over the past 20 months weighed heavily on commodities, with the CRB Index dropping over 50% between June 2014 and February 2016. Unfortunately, over half of the positions in CMAFX and CMOVX were allocated to commodity or commodity-impacted sectors (energy, industrials, and materials) during the fiscal year.

While it is possible for the U.S. dollar to continue to perform well, and even reach new highs, we believe it will eventually revert back to its mean. It looks like this has begun to take place. According to the Federal Reserve Bank of St. Louis, from its peak on January 20, 2016, at $125.7, the U.S. dollar on a trade-weighted basis has already declined 4.2% as of March 23, 2016, closing at $120.3. Just as a strong U.S. dollar weighed on the returns of both Funds, a weaker U.S. dollar has had the opposite effect and is part of the reason we began to see an increase in the performance of CMAFX and CMOVX in the last two months of the Funds’ fiscal year.

Source: Board of Governors of the Federal Reserve System (US), Trade Weighted U.S. Dollar Index: Broad [TWEXB], retrieved from FRED, Federal Reserve Bank of St. Louis https://research.stlouisfed.org/fred2/series/TWEXB, February 17, 2016. CRB data from Bloomberg. CRB is the Commodities Research Bureau.

Organization of the Petroleum Exporting Countries (OPEC)

Another leading factor in the price decline of crude and thus the decline of many of the energy and industrials holdings in both CMAFX and CMOVX is that OPEC, a cartel of oil producers, has been unwilling to cut back oil production and help stabilize the price of oil. According to data provided by Factset, since the OPEC semi-annual meeting that took place in Vienna in 2014, the price of OPEC’s benchmark, Brent Crude, fell as much as 75% [June 19, 2014, peak of $115.06 per barrel before reaching a low of $27.88 per barrel on January 20, 2016]. Looking forward, a number of OPEC countries are starting to express interest in freezing oil production in an effort to stabilize oil prices. However, Saudi Arabia is the main power within OPEC, and until they agree, there is not likely going to be a freeze in production, let alone an outright production cut.

Oversupply of oil and gas inventory (Supply)

Based on our research, we believe the lower oil prices we saw during the Funds’ fiscal year have significantly reduced the much needed investment for current, as well as future, oil production. According to the U.S. Energy Information Administration (EIA), U.S. oil production peaked in April 2015 at 9.6 million barrels per day and has been declining ever since, with production now running at approximately 9 million barrels per day. With hedges against falling oil prices expiring, the lack of available financing for new exploration and production projects, declining cash flows from existing production projects, along with the current lower price of oil, we believe U.S. oil production declines will continue to accelerate for the foreseeable future.

Outside the U.S., oil production declines have been offset by OPEC producing “all out,” leaving OPEC with virtually zero spare capacity (i.e. roughly 1 million barrels per day spare capacity as opposed to the 16 million barrels per day back in 1983-See Chart Below). At the same time, because of lower oil prices, as well as the high cost of their various social programs, many OPEC member countries are suffering significant budgetary deficits that are highly likely to impact their future production.

Source: Cornerstone Analytics

Oversupply of oil and gas inventory (Demand)

On the demand side, both the International Energy Agency (IEA) and the Energy Information Administration (EIA) estimate world demand for oil using a formula that is based on gross domestic product. In their methodologies, the price of oil plays no part in their demand estimates! A review of the EIA’s demand estimate revisions on the chart on page 6 shows it has consistently underestimated oil demand going back to 2011, and by increasing amounts to boot, as oil has declined in price. The EIA, for example, has retroactively revised world oil demand higher between 1.0 to 1.5 million barrels per day for each of the last 5 years, with the degree of underestimated demand increasing as the price of crude decreased.

Energy Information Agency Estimate & Revised Estate of World Oil Demand

Source: EIA and Century Management

We believe that by not using the price of oil in its forecasts, the EIA is erroneously using an important variable that has led, and continues to lead, to the inaccuracy of its demand projections. For example, lower oil prices have led to cheaper gasoline prices, which in turn have led to higher sales of less fuel efficient trucks and SUV’s versus passenger cars, which in turn have increased the demand for oil/gasoline. According to the EIA, during the first 9 months of 2015, the actual weekly change in gasoline demand was up 3.64%. Additionally, we have seen lower oil prices impact driving habits. According to the U.S. Department of Transportation, in 2015 the vehicle miles driven were up 3.7%. These same trends of increasing demand, largely encouraged by the lower price of oil, are occurring all over the world.

Oversupply of oil and gas inventory (Inventory)

The rapid growth of U.S shale production over the last four years and the recent step-up in OPEC production led to global oil production outpacing global oil demand, resulting in above normal inventory levels by the end of 2015. This weighed heavily on the price of oil and in turn was a major contributing factor in the underperformance of the energy sector holdings in CMAFX and CMOVX during the fiscal year.

However, our ongoing research concludes that the oversupply of oil is in the process of reversing, as low oil prices are bringing down production while demand continues to remain healthy. In calendar 2016, we believe oil production will decline below demand levels, resulting in a draw down in the oversupply of oil inventory.

With that said, even though U.S. oil production has declined from April 2015 peak levels, we still expect to see oil inventory building as supply should remain slightly above demand. But, as world oil production continues its decline and demand for oil continues to rise, we believe inventories should begin to decline late in the second quarter of 2016 and continue into 2017.

By the end of 2016 and then well into 2017, we believe the world will likely face an undersupply of oil, tighter inventory levels, and little-to-no spare capacity. While we have been off in the timing of this supply reversal, it is our contention that this dynamic should eventually drive oil prices higher. Given the roughly 90% correlation between the oil service index and the price of oil, we believe that this has been, and continues to be, one of the most undervalued sectors of the market, which is why we added to the energy sector holdings in both CMAFX and CMOVX during the fiscal year.

CM Advisors Fund (symbol: CMAFX)

For the period ended February 29, 2016, the one-year total return for the CM Advisors Fund (the “Fund”) was -24.11% versus -9.73% for its benchmark, the Russell 3000® Value Index (referred to hereafter as the “Index” or “Benchmark”). The three-year average annual total return for the Fund was -8.41% versus 7.95% for the Index. The five-year average annual total return for the Fund was -2.81% versus 8.52% for the Index.

As an all-cap fund, the Fund invests in companies across the market capitalization spectrum. (For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up; mid cap = $3 billion market cap to $10 billion market cap; and small cap = $3 billion market cap and less.) Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks among the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general. The table below illustrates how the weightings can change.

Table 1: CMAFX Weights & Market-Cap Analysis

	Weights		Market-Cap Analysis
Date	% Cash	% Equities	% Large Cap	% Mid Cap	% Small Cap
02/29/2016	0.84	99.16	35.63	12.96	51.41
02/28/2015	9.53	90.47	32.95	29.65	37.40
2016 +/- Diff.	-8.69%	+8.69%	+2.68%	-16.69%	+14.01%

Note: The Fund’s fiscal year covers the period 3/01/2015 through 2/29/2016. Source: Factset Portfolio Analytics. The market-cap analysis percentages exclude the cash weighting of the Fund. Percentages have been rounded.

Table 1 shows the change in the Fund’s allocation between cash and equities, as well as market-cap weightings within the equity holdings. For example, during the Fund’s 2016 fiscal year, the exposure to cash equivalent holdings decreased from 9.53% to 0.84%.

Within the Fund’s equity holdings, the weighting of large-cap stocks remained relatively constant. However, the holdings of mid-cap companies decreased nearly 16.7%, while the small-cap companies increased roughly 14%.

Table 2 – CMAFX vs. Russell 3000® Value Index

02/29/16	Weights		Market-Cap Analysis
Date	% Cash	% Equities	% Large Cap	% Mid Cap	% Small Cap
CMAFX	0.84	99.16	35.63	12.96	51.41
Russell 3000® Value Index	0.00	100.00	77.33	15.27	7.40

Note: The Fund’s fiscal year covers the period 3/01/2015 through 2/29/2016. Source: Factset Portfolio Analytics.

At the end of the fiscal year, the median weighted market capitalization of the Fund was $1.72 billion versus the Benchmark capitalization of $42.0 billion, which is more than 24 times larger. Table 2 highlights just how over-weighted, at 77.33%, the Russell 3000® Value Index is to large-cap stocks and how under-weighted, at just 7.40%, it is to small-cap stocks. The Fund, while more evenly weighted across market caps when compared to the Benchmark, does currently have a small-cap bias with just over 51% of its assets in the small-cap space. With larger companies outperforming smaller companies during the fiscal year, the Fund’s heavier weighting to stocks outside the large-cap space contributed to the Fund’s underperformance during the fiscal year. With that said, all of the changes in asset allocation have been made in an attempt to identify the most attractive equity opportunities with a reasonable margin of safety.

During the fiscal year, although the Fund underperformed the Benchmark, we do not believe it was for lack of holding good values. Using six valuation ratios at the end of the fiscal year, we can see on Table 3 that in each instance, when compared to the Benchmark, the Fund was holding a basket of more statistically compelling values.

Table 3 – Valuation Ratios
As of February 29, 2016

Ratios	CMAFX	Russell 3000® Value Index
Price to Sales	0.59	1.36
Enterprise Value to Sales	1.45	1.96
Price to Earnings (Trailing)	12.76	16.20
Price to Earnings (FY1)	12.18	14.57
Price to Tangible Book Value	1.89	5.39
Price to Cash Flow	3.70	8.40
Source: Factset Portfolio Analytics. Ratios are using the harmonic average. Low ratios suggest cheaper values.

During the fiscal year, we made a conscious effort to reduce the number of portfolio companies held by the Fund. On Table 4, you can see we reduced the positions in the Fund from 91 to 40 during the fiscal year. As a result, this increased the weight of the average holding from 1% to 2.48% of the Fund’s assets. The top 25 holdings also increased from 61.2% of the portfolio to 82.6%, and correspondingly the average top 25 weighting of stocks increased from 2.45% to 3.31% during the fiscal year. We believe this change in portfolio construction will help us to produce better results for shareholders.

Table 4 – Portfolio Construction Statistics

CMAFX	Total Portfolio			Top 25 Holdings
Date	Number of Stocks	Average Weight	% in Equities	Number of Stocks	Average Weight	% in Equities
2/29/2016	40	2.48%	99.1%	25	3.31%	82.6%
2/28/2015	91	1.00%	91.0%	25	2.45%	61.2%
Change:	-56%	148%	9%		35%	35%

Note: The Fund’s fiscal year covers the period 3/01/2015 through 2/29/2016.

Source: Advent and Century Management.

While the Fund underperformed the Benchmark during the fiscal year, we believe the Fund’s current sector weighting and stock selection will make a difference going forward. Based on our research, the most undervalued sectors of the market are materials, energy, and industrials. Table 5 highlights the Fund’s complete average sector weighting during the fiscal year, as well as each sector’s contribution to the total return during the fiscal year. It also compares these same metrics for the Benchmark.

Table 5 – Attribution Analysis

3/1/15 through 2/29/16	CM Advisors Fund		Russell 3000® Value Index
Economic Sector	Average Weight	Contribution to Return	Average Weight	Contribution to Return
Materials	17.79%	1.03%	2.80%	-0.57%
Consumer Staples	0.87%	0.31%	6.70%	-0.03%
Cash	5.16%	0.00%	0.00%	0.00%
Utilities	0.06%	-0.00%	6.23%	0.37%
Telecommunication	0.07%	-0.04%	2.27%	0.17%
Unassigned	0.87%	-0.09%	1.37%	0.26%
Health Care	2.34%	-0.47%	12.07%	-0.33%
Financials	24.62%	-1.20%	30.42%	-3.88%
Information Technology	4.82%	-1.49%	10.22%	-0.98%
Consumer Discretionary	10.70%	-1.66%	6.08%	-0.76%
Industrials	18.35%	-6.47%	10.14%	-0.55%
Energy	14.36%	-12.69%	11.69%	-3.43%

Source: Factset. Sorted by Contribution to Return for CM Advisors Fund.

The Most Significant Sector Differences:

Materials: The materials sector had an average weighting of 17.79% of Fund assets during the fiscal year versus the Benchmark’s 2.80%. There were two primary sub-industries within this sector that constituted most of the Fund’s holdings in the materials sector: gold, with an average weighting of 14.44% and steel, with an average weighting of 2.42%. On average, this sector contributed just over 1% to the total return of the Fund during the fiscal year versus a minus 0.57% for the Benchmark.

In an environment of $1,100 to $1,300 gold (closing price for gold on 2/29/16 per Factset was $1,234.40), we believe the Fund’s holdings in this sector are still trading well below our appraisals of their fair values (the mid-point between our buy and sell point). Moreover, we believe many of these companies still have the opportunity to have solid upside from their current price levels without any material change in the spot price of gold.

The Barron’s Gold Mining Index vs. Gold chart below helps to make this point. This chart highlights how cheap or expensive gold mining stocks as a group are relative to the price of gold. In late 2014 all the way through 2015, the timeframe in which the Fund made most of its gold mining stock investments, you can see just how cheap the environment was for gold mining stocks relative to the price of gold going all the way back to 1939. With that said, many of these stocks traded lower from the Fund’s initial purchase prices during the course of 2015. Most of the Fund’s gold holdings hit their 10-year lows in August 2015 or January 2016. However, from mid-January 2016 through April 8, 2016, all but one of the Fund’s gold holdings are up substantially.

Barron’s Gold Mining Index vs. Gold

Source: TheDailyGold.com and StockCharts.com

The second part of our materials sector weighting is in steel. This was represented by the Fund’s ownership of two companies. One of the companies was sold in the fourth quarter of 2015 for a loss; we added to the other company and plan on holding it for the long term because we believe it has a bright future.

Financials: This sector had the Fund’s largest average weighting during the fiscal year at 24.62% versus 30.42% for the Benchmark. While the Fund’s holdings in this sector were down for the fiscal year, the Fund did outperform the Benchmark based on contribution to the total return, as the Fund’s contribution was -1.20% versus -3.88% for the Benchmark.

The main reason the Fund’s financials outperformed the Benchmark’s financials during the fiscal year, separate from being underweight the sector on a relative basis, was due to its sub-industry allocation and weightings. For example, unlike the Benchmark, the Fund had no exposure to the asset management and custody bank sub-industry, the consumer finance sub-industry, or the investment banking and brokerage sub-industry. It also had materially less exposure to regional banks and had 13% less exposure to diversified banks. Table 6 below outlines the Fund’s average industry weightings within the financials sector during the fiscal year.

Table 6: CMAFX Sub-Industry Holdings Within the Financials Sector During the Fiscal Year

From 02/28/15 through 02/29/16	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Diversified Banks	7.21%	-1.01%
Multi-Sector Holdings	7.10%	-1.64%
Reinsurance	3.82%	0.35%
Property & Casualty Insurance	3.77%	0.48%
Real Estate Operating Companies	2.95%	0.53%
Multi-Line Insurance	0.35%	-0.01%
Regional Banks	0.05%	0.01%

Source: Factset. Numbers have been rounded. Table sorted by average industry weight.

Throughout the year, the Fund sold out of its multi-line insurance holdings, property and casualty insurance holdings, and the regional bank holdings. On the acquisition side, the Fund added to its real estate operating company holdings and diversified banks. Below, Table 7 shows the Fund’s financials sector sub-industry allocation as of the end of the fiscal year.

Table 7: CMAFX Sub-Industry Holdings Within the Financials Sector  at Fiscal Year-End

As of February 29, 2016	Number of Holdings in Industry	Percentage Weight in CMAFX
Multi-Sector Holdings	3	8.08%
Diversified Banks	2	7.07%
Real Estate Operating Companies	1	4.18%

Source: Factset. Holdings and percentages as of 02/29/16. Sorted by percentage weight.

With interest rates staying low, and the net interest margins earned by financial firms remaining low, along with overall slower growth for many companies in this sector, it made for a tough year for the financials sector as a whole. By having avoided or reduced exposure to some of the hardest hit industries within the sector, the Fund was able to outperform the Benchmark in this area.

Industrials: The Fund has maintained a large exposure to industrial companies. At 18.35% of the total, they comprised the second largest allocation in the Fund during the fiscal year. However, there are many individual sub-industries within this sector that add to the diversification of the Fund. With that said, we estimate that roughly 30% to 40% of the collective sales generated from the Fund’s industrials holdings are tied to either the energy or materials sectors, or both. It is for this reason that the Fund’s weighting to the industrials sector was negatively impacted during the fiscal year. However, as stated previously, we believe the Fund’s holdings in this sector are undervalued relative to their intrinsic values. Table 8 below highlights the Fund’s average sub-industry weightings within the industrials sector during the fiscal year.

Table 8: CMAFX Sub-Industry Holdings Within the Industrials Sector

As of February 29, 2016	(%)
Construction & Engineering	12.41
Industrial Machinery	3.46
Electrical Components & Equipment	2.17
Trading Companies and Distributors	0.23
Building Products	0.06
Marine	0.02

Source: Factset. Numbers have been rounded.

Energy: The Fund ended the fiscal year with 10 holdings in the energy sector, which includes an oil and gas ETF. Their average weight during the fiscal year was 14.36% versus 11.69% for the Benchmark. Collectively, over the fiscal year, the Fund’s energy holdings detracted 12.69% from the total return, while the energy holdings in the Benchmark detracted 3.43%. Table 9 shows how the Fund is allocated within this sector at the end of the fiscal year:

Table 9: CMAFX Sub-Industry Holdings Within the Energy Sector  at Fiscal Year-End

As of February 29, 2016	Number of Holdings in Industry	Percentage Weight in CMAFX
Drillers	3	4.78%
Equipment & Services	3	4.64%
Exploration & Production	3	4.03%
Coal	1	1.02%

Source: Century Management. Numbers have been rounded.

The energy sector was discussed in more detail earlier in this letter, so we won’t spend too much time here. But we do want to point out that while we were early to invest in this sector, the Fund bought securities at prices that we believed were solid bargains and values. However, the rapid decline in the price of oil that began in earnest back in June 2014, and more importantly the decline in the energy stocks, was far more severe than we had envisioned. Because of this, with the benefit of hindsight, we ended up overweighting this sector too early. Unfortunately, this is one of the primary reasons the Fund has underperformed as much as it has over the past two years. However, based on the current supply and demand dynamics taking place in the U.S. and around the world, we believe our energy investment thesis is now beginning to play out as we had originally envisioned. Looking forward, our intention is to continue to add to this sector during market pull backs, as we believe the fundamentals in this sector will only improve.

Consumer Discretionary: The Fund ended the fiscal year with 4 holdings in the consumer discretionary sector. Their average weight during the fiscal year was 10.70% versus 6.08% for the Benchmark. Collectively, over the fiscal year, the Fund’s holdings in this sector detracted 1.66% from the total return while the consumer discretionary holdings in the Benchmark detracted 0.76%. Table 10 shows how the Fund was allocated within this sector during the fiscal year:

Table 10: CMAFX Sub-Industry Holdings Within the Consumer Discretionary Sector During the Fiscal Year

From 02/28/15 through 02/29/16	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Broadcasting	6.73%	-0.93%
Auto Manufacturing	3.20%	-0.32%
Movies & Entertainment	0.72%	-0.37%
Homebuilding	0.05%	-0.04%

During the year, the Fund sold out of its homebuilding investment, while adding to its other existing positions within this sector. We believe the companies that the Fund owns in this sector represent good values and should do well in a low interest rate environment. For two of the stocks, a weaker U.S. dollar will also provide an added benefit as a large number of their sales occur outside the U.S. In all, we believe the stocks in this sector are trading closer to their buy targets than our appraisals of their fair values (i.e. the mid-point between their buy and sell-point). On page 14, Table 11 shows the Fund’s consumer discretionary sector sub-industry allocation as of the end of the fiscal year, which is now higher than the average of the fiscal year ended February 29, 2016.

Table 11: CMAFX Sub-Industry Holdings Within the Consumer Discretionary Sector at Fiscal Year-End

As of February 29, 2016	Number of Holdings in Industry	Percentage Weight in CMAFX
Broadcasting	2	4.73%
Auto Manufacturing	1	5.96%
Movies & Entertainment	1	1.28%

Source: Factset. Holdings and percentages as of 02/29/16. Sorted by percentage weight.

Final Thoughts: The Fund experienced material declines on an absolute basis as well as relative to its Benchmark during this past year. However, as we look at the Fund today, we believe it continues to own good values on both an absolute and relative basis. We also believe that the Fund’s allocation to energy and industrials, while painful this past year, will experience a turnaround in the year ahead. In our opinion, the materials sector, which spent most of the fiscal year in negative territory, will continue its upward momentum from the last two months of the fiscal year. The bottom line is that we continue to operate with the firm belief that buying businesses at significant discounts to their intrinsic values generally produces solid returns over time. Given the Fund’s value characteristics at this time, we remain optimistic about the future.

CM Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 29, 2016, the CM Advisors Fixed Income Fund (the “Fund”) returned -1.62% versus 1.50% for its benchmark, the Barclays U.S. Aggregate Index (the “Benchmark”). For the three years ended February 29, 2016, the Fund has generated an average annual total return of 0.02% versus 2.22% for the Benchmark. Since inception, March 24, 2006, through February 29, 2016, the Fund has generated an average annual total return of 4.82% versus 4.76% for the Benchmark.

During the fiscal year, short-term Treasury bonds remained relatively flat, while longer-dated Treasury bond yields declined for the year (pushing longer-dated bond prices higher). This narrowing of the Treasury yield spreads benefitted longer duration holdings over shorter duration holdings.

Chart 1, on page 15, shows that the Fund’s weighted duration is shorter than its Benchmark. Consequently, the Fund’s lower duration was a primary reason it underperformed its Benchmark. In addition, credit spreads widened throughout the year, also impacting the Fund’s performance relative to its Benchmark.

At fiscal year-end, the Fund’s holdings were for the most part evenly split between corporate bonds and Treasuries, whereas its Benchmark had 75% of its holdings in Treasury and agency bonds, and only 25% in corporate bonds (See Table 1 on page 16). The combination of narrowing spreads in Treasury bonds and the widening of corporate spreads relative to Treasuries favored the Benchmark.

Chart 1: Duration

Source: Factset

The Federal Reserve, having stopped its QE3 program in early fall of 2014, began 2015 with the expectation of raising rates by mid-year and continuing to raise rates throughout 2016. As 2015 progressed, and with each passing Federal Reserve meeting, the decision to raise the federal funds rate continued to get pushed down the road. However, with investor expectations anticipating a steady rise in interest rates, the U.S. dollar began its record-pacing increase, starting at the end of June 2014 and continuing its upward ascent until January 2016.

However, by fall of 2015, due to the relentless strength in the U.S. dollar, along with the ensuing collapse in commodity prices, overseas economic weakness, and concerns of a hard economic landing in China, questions began to surface as to whether or not the U.S. was going to go into a recession. Reflecting these concerns, credit spreads widened. Particularly hard hit were bonds of commodity-related companies. We believe the declines in crude prices and industrial metals also caused credit spreads in these issues to widen to recessionary levels.

Nevertheless, in December 2015, the Federal Reserve finally raised the federal funds rate for the first time since 2006. Then in March 2016, due to concerns of intensifying economic weakness around the world, along with increased volatility in financial markets, the Fed decided to put on hold the raising of interest rates, again pushing the pace of normalizing interest rates further out.

It has been our belief that the Fed is in a box. On one hand, they want to stay ahead of the inflationary pressures that may be building as the steady improvements in employment have brought forth initial indications of wage inflation. Yet on the other hand, the stronger U.S. dollar has hurt U.S. exports and the profitability of U.S. multinational companies, as well as having negatively impacted commodity-based economies and pressuring exchange rates around the globe.

Being too slow to raise rates may allow inflation to take root at a stronger pace than what is currently thought of as acceptable, while raising rates too fast would likely cause economic harm. Given the choice between the two, it’s our belief that the Fed will choose letting inflation move higher rather than risk further global weakness and provoke a global recession. As such, we see large scale monetary stimulus continuing across the globe, along with the Federal Reserve remaining on hold when it comes to raising interest rates until the world economy strengthens. We expect this to be reflected in a relatively weaker U.S. dollar, stable-to-higher commodity prices, and continued support for the U.S. and world economies.

The sell-off in commodity-related bonds and the general widening of corporate credit spreads relative to Treasuries provided the Fund with the opportunity to add to corporate bonds holdings. This allowed the Fund to increase its average yield and extend its duration. We continue to be opportunistic, buying and selling issues as they meet our respective buy and sell targets. Table 1 below highlights the fiscal year-end sector allocation. Table 2 below highlights the Fund’s portfolio characteristics.

Table 1 – CMFIX Fiscal Year-End Allocation

As of February 29, 2016	Percentage Weighting In Fund
U.S. Corporate Bonds	50.5%
Short-Term Treasury Bonds, Bills, and Money Market Funds	28.6%
Intermediate-Term U.S. Treasury Bonds	20.9%

Source: Century Management. Percentages have been rounded.

Table 2 – CMFIX Portfolio Characteristics

As of February 29, 2016
Average Yield to Maturity	4.5%
Average Maturity	3.42 yrs
Average Coupon	4.38%
Average Duration	3.04 yrs
Number of Issues	59

Source: Century Management.

Final Thoughts: In the CM Advisors Fixed Income section of the 2015 Annual Letter to Shareholders, we concluded with the following comment: “We remain in what we consider to be an environment of narrow credit spreads that provides us with few investment opportunities in U.S. corporate bonds at this time. Many central banks around the world are utilizing extreme monetary stimulus to induce higher inflation and more economic activity. We expect narrow credit spreads to remain until the market becomes concerned about underlying credit risks. At that time, we would expect to see credit spreads widen as the market prices in greater perceived credit risk, and more companies would enter our buy zone at lower prices.”

This is exactly what happened. During 2015, credit spreads widened as worldwide economic weakness translated into heightened concern of credit risk, and we indeed saw more bonds coming into our buy zone. Looking forward, we believe the Fed will remain very cautious, thereby alleviating some of the pressure that the Fed’s anticipated tightening policy, and therefore the stronger U.S. dollar, was having on world-wide economics. Moreover, we anticipate corporate credit spreads to tighten and Treasuries to remain range bound. In such an environment, we would expect corporate bonds to outperform Treasury bonds.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

For the period ended February 29, 2016, the one-year return for the CM Advisors Small Cap Value Fund (the “Fund”) was -27.52% versus -13.35% for its benchmark, the Russell 2000® Value Index (referred to hereafter as the “Index” or “Benchmark”). The three-year average annual total return for the Fund was -9.08% versus 4.37% for the Index. From inception (April 15, 2011) through February 29, 2016, the average annual total return for the Fund was -2.56% versus 5.45% for the Index.

While this is a small-cap fund, over the past year the Fund has increased its investments on the smaller side of small. At fiscal year-end, the Fund’s median market cap of $368 million was almost four times smaller than that of the Benchmark at $1.45 billion. Over time, the Fund’s weighting within the small-cap universe will change as we are focused on where we can find the best values, not the size of the company. Relative to the Benchmark, during the fiscal year the smaller stocks within the Fund underperformed the larger companies. Table 1 below breaks down the market cap distribution within the Fund and compares fiscal year-end 2015 with fiscal year-end 2016. It also shows the weighting of the Benchmark as of February 29, 2016.

Table 1: CMOVX Market-Cap Analysis

Market Cap Size	CMOVX 2/28/15	CMOVX 2/29/16	CMOVX Difference From 2015 to 2016	Russell 2000® Value Index 2/29/16
Greater Than $2.5 Billion	23.29%	7.23%	-16.06%	19.49%
$1 Billion to $2.5 Billion	26.43%	16.71%	-9.72%	47.66%
$750 Million to $1 Billion	3.04%	0.00%	-3.04%	9.02%
$500 Million to $750 Million	2.52%	8.74%	+6.22%	10.30%
$250 Million to $500 Million	24.01%	19.01%	-5.00%	9.76%
Less Than $250 Million	16.21%	36.18%	+19.97%	3.76%
Cash	4.50%	12.13%	+7.63%	0.01%

Source: Factset. Percentages have been rounded.

During the fiscal year, although the Fund underperformed the Benchmark, we do not believe it was for lack of holding good values. Using six valuation ratios at the end of the fiscal year, we can see on Table 2 that in each instance, when compared to the Benchmark, CMOVX was holding a basket of more statistically compelling values.

Table 2 – Valuation Ratios

As of February 29, 2016

Ratios	CMOVX	Russell 2000® Value Index
Price to Sales	0.45	0.88
Enterprise Value to Sales	1.08	1.41
Price to Earnings (Trailing)	9.24	14.82
Price to Earnings (FY1)	11.08	15.15
Price to Tangible Book Value	1.63	2.12
Price to Cash Flow	2.59	7.23

Source: Factset Portfolio Analytics. Ratios are using the harmonic average. Low ratios suggest cheaper values.

During the fiscal year, we made a conscious effort to reduce the number of portfolio companies held by the Fund. On Table 3, you can see we have reduced the positions in CMOVX from 59 to 41 during the fiscal year. As a result, this increased the weight of the average holding from 1.62% to 2.14% of the Fund’s assets. The top 25 holdings also increased from 62.9% of the portfolio to 73.4%, and correspondingly the average top 25 weighting of stocks increased from 2.52% to 2.94% during the fiscal year. We believe this change in portfolio construction will help us to produce better results for shareholders.

Table 3 – Portfolio Construction Statistics

CMOVX	Total Portfolio			Top 25 Holdings
Date	Number of Stocks	Average Weight	% in Equities	Number of Stocks	Average Weight	% in Equities
2/29/2016	41	2.14%	87.8%	25	2.94%	73.4%
2/28/2015	59	1.62%	95.5%	25	2.52%	62.9%
Change:	-31%	32%	-8%		17%	17%

Note: The Fund’s fiscal year covers the period 3/01/2015 through 2/29/2016.

Source: Advent and Century Management. Percentages have been rounded.

Although the Fund underperformed the Benchmark during the fiscal year, we believe the Fund’s current sector weightings and stock selections will make a difference going forward. Based on our research, the most undervalued sectors of the market are materials, energy, and industrials. Table 4 highlights the Fund’s complete average sector weighting during the fiscal year, as well as each sector’s contribution to the total return during the fiscal year. It also compares these same metrics for the Benchmark.

Table 4 – Attribution Analysis

3/1/15 through 2/29/16	CM Advisors Small Cap Fund		Russell 2000® Value Index
Economic Sector	Average Weight	Contribution to Return	Average Weight	Contribution to Return
Consumer Discretionary	3.16%	0.13%	10.47%	-2.18%
Cash	12.53%	0.01%	0.00%	0.00%
Utilities	0.00%	0.00%	7.07%	0.34%
Unassigned	0.00%	0.00%	2.47%	0.54%
Health Care	0.00%	0.00%	4.85%	-0.59%
Telecommunication	0.24%	-0.22%	0.81%	-0.02%
Financials	16.63%	-0.37%	41.48%	-3.68%
Consumer Staples	0.82%	-0.38%	3.05%	-0.02%
Information Technology	4.18%	-0.58%	9.79%	-0.84%
Materials	22.51%	-4.09%	3.62%	-1.21%
Industrials	19.42%	-5.55%	11.95%	-2.36%
Energy	20.49%	-15.74%	4.43%	-3.32%

Source: Factset. Numbers have been rounded.

The Most Significant Sector Differences:

Materials: The Fund ended the fiscal year with 12 holdings in the materials sector. The average weight in the materials sector for the Fund during the fiscal year was 22.51% versus 3.62% for the Benchmark. Collectively, over the fiscal year, the Fund’s materials holdings detracted 4.09% from the total return while the materials holdings in the Benchmark detracted 1.21%. Table 5 shows how the Fund was allocated within the materials sector during the fiscal year:

Table 5: CMOVX Sub-Industry Holdings Within the Materials Sector During the Fiscal Year

From 02/28/15 through 02/29/16	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Gold	12.47%	-1.31%
Steel	4.59%	-2.01%
Fertilizers & Agricultural Chemicals	2.98%	-0.55%
Aluminum	1.64%	-0.34%
Specialty Chemicals	0.83%	0.13%
Precious Metals & Minerals	0.00%	0.01%

Source: Factset. Numbers have been rounded. Table sorted by average industry weight

In an environment of $1,100 to $1,300 gold (closing price for gold on 2/29/16 per Factset was $1,234.40), we believe that the Fund’s holdings in this sector are still trading well below our appraisals of their fair values (the mid-point between our buy and sell point). Moreover, we believe many of these companies still have the opportunity to have solid upside from their current price levels without any material change in the spot price of gold.

The second largest weighting in this sector is steel. This was represented by the Fund’s ownership of two companies. We continued to dollar cost average into these positions during the fiscal year and plan on holding these positions for the long term, as we believe they are trading well below our appraisals of their intrinsic values.

The third largest weighting is to the various chemical industries. While the stronger dollar provided a headwind during the fiscal year to the entire materials sector, lower energy prices have provided a catalyst for growth for many of those companies. We believe the companies the Fund owns in this sector are trading at deep discounts to our appraisals of their intrinsic values.

Financials: While the Fund averaged 16.63% in the financials sector this past year, at 41.48% it was by far the largest average weighting for the Benchmark. In addition, while the Fund’s holdings in this sector were down for the fiscal year, the Fund did outperform its Benchmark based on contribution to the total return, as the Fund’s contribution was -0.37% versus -3.68% for the Benchmark. We find it important to inform shareholders that we do not foresee the Fund having anywhere near the weighting in the financials sector relative to that of the Benchmark, so long as the Benchmark’s weighting remains at such elevated levels.

We believe the main reason the Fund’s financials outperformed the Benchmark’s financials during the fiscal year, separate from being underweight the sector on a relative basis, was due to its industry allocation and weightings. That is, while the Benchmark was allocated to all 28 sub-industries within the financials sector, the Fund only had exposure to what we believe are the five cheapest sub-industries based on our valuations and research.

With interest rates staying low, and the net interest margins earned by financial firms remaining low, as well as overall slower growth for many companies in this sector, it made for a tough year for the financials sector as a whole. By having avoided or reduced exposure to some of the hardest hit industries within the sector, the Fund was able to outperform the Benchmark in this area.

Industrials: During the fiscal year, the Fund’s industrial holdings detracted 5.55% from the total return while the industrial holdings in the Benchmark detracted 2.36%. For the fiscal year, the Fund had an average weighting of 19.42% versus 11.95% for the Benchmark. The industrials sector, the third largest sector allocation for the Fund, is broken down into 23 different sub-industries. Table 6 highlights six of these sub-industries in which the Fund was invested this past year. We estimate that roughly 30% to 40% of the collective sales generated from the Fund’s industrial holdings are tied to either the energy or materials sectors, or both. It is for this reason that we believe our weighting to the industrials sector was negatively impacted during the fiscal year. With that said, we believe the Fund’s holdings within this sector are trading well below our appraisals of their intrinsic values.

Table 6: CMOVX Sub-Industry Holdings Within the Industrials Sector During the Fiscal Year

From 02/28/15 through 02/29/16	Avg. Weight During Fiscal Year	Contribution to Fund Total Return
Construction & Engineering	7.83%	-2.25%
Industrial Machinery	5.68%	-2.96%
Electrical Components & Equipment	3.30%	-0.46%
Commercial Printing	1.84%	0.15%
Trading Companies & Distributors	0.67%	-0.14%
Air Freight & Logistics	0.09%	0.10%

Source: Factset. Numbers have been rounded.

Energy: The Fund ended the fiscal year with 12 holdings in the energy sector, which includes the oil and gas ETF. The average weight in the energy sector for the Fund during the fiscal year was 20.49% versus 4.43% for the Benchmark. Collectively, over the fiscal year, the Fund’s energy holdings detracted 15.74% from the total return, while the energy holdings in the Benchmark detracted 3.32%. Table 9 shows how the Fund was allocated within the energy sector at the end of the fiscal year:

Table 9: CMOVX Sub-Industry Holdings Within the Energy Sector  at Fiscal Year-End

As of February 29, 2016	Number of Holdings in Industry	Percentage Weight in CMOVX
Drillers	4	8.63%
Equipment & Services	4	4.34%
Exploration & Production	3	3.98%
Storage & Transportation	1	1.57%

Source: Century Management. Numbers have been rounded.

The energy sector was discussed in more detail earlier in this letter, so we won’t spend too much time here. But we do want to point out that while we were early to invest in this sector, the Fund bought securities at prices that we believed were solid bargains and values. However, the rapid decline in the price of oil that began in earnest back in June 2014, and more importantly, energy stocks, was far more severe than we had envisioned. Because of this, with the benefit of hindsight, we ended up overweighting this sector too early. Unfortunately, this is one of the primary reasons the Fund has underperformed as much as it has over the past two years. However, based on the current supply and demand dynamics taking place in the U.S. and around the world, we believe our energy investment thesis is now beginning to play out as we had originally envisioned. Looking forward, our intention is to continue to add to this sector during market pull backs, as we believe the fundamentals in this sector will only improve.

Final Thoughts: The Fund experienced material declines on an absolute basis, as well as relative to its Benchmark during this past year. However, as we look at the Fund today, we believe it continues to own good values on both an absolute and relative basis.

Importantly, we believe our energy thesis remains intact as supply and demand for oil is quickly coming into balance. As this continues, we expect the oil inventory build that has plagued the energy industry over this past year will begin to dissipate. We also expect that as the inventory levels contract, the price of crude will rise. Additionally, we believe the magnitude of the industry-wide capital spending cuts that have taken place this past year has significantly impacted the energy industry’s ability to quickly respond should demand levels rapidly increase. Consequently, we envision an environment whereby demand outstrips supply, which should raise the price of crude and in turn have a positive effect on the value of energy-related companies.

In addition, we believe that the Fed’s more cautious approach to raising interest rates will likely weaken the U.S. dollar and provide price support for commodities in general. In our opinion, this combination should provide strong support for the energy, industrials, and materials sectors, which is why we had allocated 67.41% of the Fund’s total assets towards these sectors at fiscal year-end.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,

CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and an investment in the Funds is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

CM Advisors Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Fund and the Russell 3000® Value Index

Average Annual Total Returns (for the periods ended February 29, 2016)
	1 Year	5 Years	10 years
CM Advisors Fund	-24.11%	-2.81%	-1.36%
Russell 3000® Value Index	-9.73%	8.52%	5.04%

This graph depicts the performance of CM Advisors Fund (the “Fund”) versus the Russell 3000 Value Index. The graph assumes an initial $10,000 investment at February 28, 2006 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 29, 2016)
	1 Year	Since Inception(a)
CM Advisors Small Cap Value Fund	-27.52%	-2.56%
Russell 2000® Value Index	-13.35%	5.45%

(a)	Commencement of operations was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the “Fund”) versus the Russell 2000 Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 29, 2016)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fixed Income Fund	-1.62%	1.62%	4.82%
Barclays U.S. Aggregate Index	1.50%	3.60%	4.76%

(a)	Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund

Supplementary Portfolio Information
February 29, 2016 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
General Motors Company	4.7%
Allegheny Technologies, Inc.	4.6%
Seabridge Gold, Inc.	4.5%
Berkshire Hathaway, Inc. - Class B	4.4%
Discovery Communications, Inc. - Series C	4.4%
InterGroup Corporation (The)	4.3%
Wells Fargo & Company	4.2%
Colfax Corporation	4.0%
DaVita HealthCare Partners, Inc.	3.9%
Avid Technology, Inc.	3.7%

CM Advisors Small Cap Value Fund

Supplementary Portfolio Information
February 29, 2016 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Allegheny Technologies, Inc.	6.0%
Layne Christensen Company	5.2%
Superior Industries International, Inc.	4.0%
Powell Industries, Inc.	3.5%
White Mountains Insurance Group Ltd.	3.3%
Patterson-UTI Energy, Inc.	3.2%
Dynamic Materials Corporation	3.2%
Synalloy Corporation	3.1%
Comstock Mining, Inc.	3.1%
Asanko Gold, Inc.	3.0%

CM Advisors Fixed Income Fund

Supplementary Portfolio Information
February 29, 2016 (Unaudited)

Asset Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.75%, due 11/15/23	10.6%
U.S. Treasury Notes, 2.375%, due 12/31/20	10.2%
U.S. Treasury Notes, 2.00%, due 07/31/20	9.6%
U.S. Treasury Notes, 4.625%, due 02/15/17	8.1%
U.S. Treasury Notes, 0.75%, due 12/31/17	7.8%
Weatherford International Ltd., 6.00%, due 03/15/18	2.6%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	2.5%
Cloud Peak Energy, Inc., 8.50%, due 12/15/19	2.0%
Alcoa, Inc., 5.87%, due 02/23/22	1.8%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1.6%

CM Advisors Fund Schedule of Investments February 29, 2016

COMMON STOCKS — 91.1%	Shares	Value
Consumer Discretionary — 12.0%
Automobiles — 4.7%
General Motors Company	99,620	$2,932,813

Media — 7.3%
Discovery Communications, Inc. - Series C *	110,163	2,715,518
Liberty Media Corporation - Series C *	28,045	978,770
Reading International, Inc. - Class A *	78,768	792,406
		4,486,694
Energy — 11.9%
Energy Equipment & Services — 8.4%
Atwood Oceanics, Inc.	78,865	542,591
Era Group, Inc. *	230,444	2,124,694
Halliburton Company	35,700	1,152,396
Key Energy Services, Inc. *	892,063	204,282
Pioneer Energy Services Corporation *	202,030	276,781
Unit Corporation *	169,155	906,671
		5,207,415
Oil, Gas & Consumable Fuels — 3.5%
Apache Corporation	24,555	939,965
Cloud Peak Energy, Inc. *	324,465	551,591
Devon Energy Corporation	34,170	672,466
		2,164,022
Financials — 21.7%
Banks — 7.1%
U.S. Bancorp	46,766	1,801,426
Wells Fargo & Company	55,052	2,583,040
		4,384,466
Diversified Financial Services — 6.7%
Berkshire Hathaway, Inc. - Class B *	20,335	2,728,347
PICO Holdings, Inc. *	169,107	1,445,865
		4,174,212
Insurance — 3.6%
Enstar Group Ltd. *	13,961	2,206,536

Real Estate Management & Development — 4.3%
InterGroup Corporation (The) *	103,079	2,666,654

Health Care — 3.9%
Health Care Providers & Services — 3.9%
DaVita HealthCare Partners, Inc. *	36,520	2,409,224

CM Advisors Fund Schedule of Investments (Continued)

COMMON STOCKS — 91.1% (Continued)	Shares	Value
Industrials — 15.0%
Construction & Engineering — 5.6%
Layne Christensen Company *	308,764	$1,960,651
Orion Marine Group, Inc. *	430,969	1,547,179
		3,507,830
Electrical Equipment — 3.5%
Emerson Electric Company	25,315	1,236,132
Powell Industries, Inc.	34,630	916,656
		2,152,788
Machinery — 5.9%
Colfax Corporation *	96,903	2,452,615
Dynamic Materials Corporation	220,097	1,217,136
		3,669,751
Information Technology — 8.2%
Electronic Equipment, Instruments & Components — 1.9%
Maxwell Technologies, Inc. *	207,260	1,187,600

IT Services — 2.6%
Alliance Data Systems Corporation *	3,279	689,016
International Business Machines Corporation	6,845	896,900
		1,585,916
Technology Hardware, Storage & Peripherals — 3.7%
Avid Technology, Inc. *	302,869	2,316,948

Materials — 18.4%
Metals & Mining — 18.4%
Agnico-Eagle Mines Ltd.	34,305	1,207,536
Allegheny Technologies, Inc.	210,195	2,818,715
Banro Corporation *	581,050	167,110
Comstock Mining, Inc. *	4,071,333	2,157,807
Goldcorp, Inc.	58,580	838,866
Seabridge Gold, Inc. *	299,587	2,759,196
Yamana Gold, Inc.	502,560	1,427,270
		11,376,500

Total Common Stocks (Cost $71,913,596)		$56,429,369

CM Advisors Fund Schedule of Investments (Continued)

EXCHANGE-TRADED FUNDS — 8.2%	Shares	Value
iShares MSCI Hong Kong ETF	46,080	$833,587
Market Vectors® Junior Gold Miners ETF	78,645	2,042,411
SPDR® S&P® Oil & Gas Exploration & Production ETF	89,530	2,202,438
Total Exchange-Traded Funds (Cost $5,653,822)		$5,078,436

WARRANTS — 0.0%	Shares	Value
SpendSmart Payment Company (The) * (a) (Cost $0)	542,100	$0

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.13% (c) (Cost $787)	787	$787

Total Investments at Value — 99.3% (Cost $77,568,205)		$61,508,592

Other Assets in Excess of Liabilities — 0.7%		428,516

Net Assets — 100.0%		$61,937,108

ETF - Exchange-Traded Fund.

*	Non-income producing security.

(a)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 29, 2016, representing 0.0% of net assets.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of February 29, 2016.

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Schedule of Investments February 29, 2016

COMMON STOCKS — 84.8%	Shares	Value
Consumer Discretionary — 4.9%
Auto Components — 4.0%
Superior Industries International, Inc.	72,010	$1,422,198

Media — 0.9%
Reading International, Inc. - Class A *	30,022	302,021

Energy — 15.6%
Energy Equipment & Services — 13.0%
Atwood Oceanics, Inc.	121,990	839,291
CARBO Ceramics, Inc.	16,700	333,833
Era Group, Inc. *	88,688	817,703
Key Energy Services, Inc. *	1,164,765	266,731
Patterson-UTI Energy, Inc.	72,630	1,128,670
Pioneer Energy Services Corporation *	568,036	778,209
Profire Energy, Inc. *	152,601	120,006
Unit Corporation *	53,615	287,377
		4,571,820
Oil, Gas & Consumable Fuels — 2.6%
Ardmore Shipping Corporation	68,545	551,102
Bill Barrett Corporation *	64,755	185,199
Stone Energy Corporation *	108,805	168,648
		904,949
Financials — 9.5%
Banks — 1.0%
Old National Bancorp	32,091	358,136

Diversified Financial Services — 2.3%
PICO Holdings, Inc. *	96,119	821,817

Insurance — 3.3%
White Mountains Insurance Group Ltd.	1,500	1,150,290

Real Estate Management & Development — 2.9%
InterGroup Corporation (The) *	39,408	1,019,485

Industrials — 21.7%
Commercial Services & Supplies — 2.5%
Brady Corporation - Class A	33,848	884,448

Construction & Engineering — 7.8%
Layne Christensen Company *	288,110	1,829,498
Orion Marine Group, Inc. *	253,390	909,670
		2,739,168

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)

COMMON STOCKS — 84.8% (Continued)	Shares	Value
Industrials — 21.7% (Continued)
Electrical Equipment — 3.5%
Powell Industries, Inc.	46,735	$1,237,076

Machinery — 7.9%
Altra Industrial Motion Corporation	39,155	951,858
Dynamic Materials Corporation	200,557	1,109,080
Lydall, Inc. *	24,200	700,590
		2,761,528
Information Technology — 6.0%
Electronic Equipment, Instruments & Components — 3.1%
CUI Global, Inc. *	60,630	541,426
Maxwell Technologies, Inc. *	96,168	551,043
		1,092,469
Internet Software & Services — 0.0% (a)
SpendSmart Networks, Inc. *	53,900	5,120

Technology Hardware, Storage & Peripherals — 2.9%
Avid Technology, Inc. *	134,681	1,030,310

Materials — 27.1%
Chemicals — 3.7%
American Vanguard Corporation	21,658	273,107
Axalta Coating Systems Ltd. *	13,165	341,763
CVR Partners, L.P.	99,316	698,192
		1,313,062
Metals & Mining — 23.4%
Allegheny Technologies, Inc.	158,185	2,121,261
Asanko Gold, Inc. *	521,310	1,053,046
B2Gold Corporation *	300,000	336,000
Comstock Mining, Inc. *	2,060,549	1,092,091
Kinross Gold Corporation *	202,500	595,350
Real Industry, Inc. *	77,596	545,500
Seabridge Gold, Inc. *	100,530	925,881
Synalloy Corporation	138,607	1,104,698
Yamana Gold, Inc.	160,000	454,400
		8,228,227

Total Common Stocks (Cost $41,395,254)		$29,842,124

CM Advisors Small Cap Value Fund Schedule of Investments (Continued)

EXCHANGE-TRADED FUNDS — 3.0%	Shares	Value
SPDR® S&P® Oil & Gas Exploration & Production ETF (Cost $1,670,810)	42,395	$1,042,917

WARRANTS — 0.0%	Shares	Value
SpendSmart Payment Company (The) * (b) (Cost $0)	57,900	$0

MONEY MARKET FUNDS — 13.5%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.13% (c) (Cost $4,753,814)	4,753,814	$4,753,814

Total Investments at Value — 101.3% (Cost $47,819,878)		$35,638,855

Liabilities in Excess of Other Assets — (1.3%)		(472,565)

Net Assets — 100.0%		$35,166,290

ETF - Exchange-Traded Fund.

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 29, 2016, representing 0.0% of net assets.

(c)	The rate shown is the 7-day effective yield as of February 29, 2016.

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Schedule of Investments February 29, 2016

CORPORATE BONDS — 49.9%	Par Value	Value
Consumer Discretionary — 6.3%
Hotels, Restaurants & Leisure — 0.7%
Marriott International, Inc., 6.375% , due 06/15/17	$400,000	$422,554

Household Durables — 1.1%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	498,750
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	197,603
		696,353
Media — 3.6%
Comcast Corporation,
6.30%, due 11/15/17	200,000	216,378
5.70%, due 05/15/18	400,000	436,418
Discovery Communications, Inc.,
5.05%, due 06/01/20	400,000	418,702
4.375%, due 06/15/21	600,000	610,907
McGraw-Hill Financial, Inc., 5.90%, due 11/15/17	200,000	211,322
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	400,929
		2,294,656
Specialty Retail — 0.9%
Home Depot, Inc. (The), 5.40%, due 03/01/16	600,000	600,000

Consumer Staples — 0.5%
Beverages — 0.5%
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	324,635

Energy — 10.8%
Energy Equipment & Services — 6.3%
Diamond Offshore Drilling, Inc., 5.875%, due 05/01/19	500,000	442,524
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	735,489
Transocean, Inc., 7.375%, due 04/15/18	855,000	662,625
Weatherford International PLC,
6.35%, due 06/15/17	620,000	585,900
6.00%, due 03/15/18	1,920,000	1,641,600
		4,068,138
Oil, Gas & Consumable Fuels — 4.5%
Cloud Peak Energy, Inc., 8.50%, due 12/15/19	3,243,000	1,297,200
ONEOK Partners, L.P., 2.00%, due 10/01/17	1,062,000	996,522
Valero Energy Corporation, 6.125%, due 06/15/17	570,000	588,721
		2,882,443
Financials — 2.6%
Commercial Banks — 0.8%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	534,459

CM Advisors Fixed Income Fund Schedule of Investments (Continued)

CORPORATE BONDS — 49.9% (Continued)	Par Value	Value
Financials — 2.6% (Continued)
Consumer Finance — 1.8%
American Express Company,
7.00%, due 03/19/18	$800,000	$878,711
8.125%, due 05/20/19	200,000	236,525
		1,115,236
Health Care — 3.9%
Health Care Providers & Services — 2.9%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1,038,000	1,042,108
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	867,207
		1,909,315
Pharmaceuticals — 1.0%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	623,589

Industrials — 9.6%
Aerospace & Defense — 0.3%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	214,338

Building Products — 1.1%
Masco Corporation,
6.125%, due 10/03/16	300,000	307,500
5.85%, due 03/15/17	400,000	412,000
		719,500
Communications Equipment — 1.6%
Juniper Networks, Inc., 3.10%, due 03/15/16	1,007,000	1,007,000

Construction & Engineering — 2.5%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	1,705,000	1,589,913

Electrical Equipment — 1.3%
Eaton Corporation, 8.10%, due 08/15/22	150,000	190,937
Emerson Electric Company, 5.25%, due 10/15/18	570,000	624,520
		815,457
Machinery — 0.2%
Dover Corporation, 5.45%, due 03/15/18	115,000	124,049

Road & Rail — 2.6%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	905,628
CSX Corporation, 6.25%, due 03/15/18	500,000	546,036
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	219,537
		1,671,201

CM Advisors Fixed Income Fund Schedule of Investments (Continued)

CORPORATE BONDS — 49.9% (Continued)	Par Value	Value
Information Technology — 4.9%
Electronic Equipment, Instruments & Components — 1.7%
Avnet, Inc., 6.625%, due 09/15/16	$500,000	$512,582
Corning, Inc., 7.25%, due 08/15/36	500,000	574,654
		1,087,236
IT Services — 1.7%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	483,928
Western Union Company (The), 5.93%, due 10/01/16	600,000	614,213
		1,098,141
Software — 1.5%
Intuit, Inc., 5.75%, due 03/15/17	946,000	986,176

Materials — 10.3%
Chemicals — 1.4%
Cytec Industries, Inc., 8.95%, due 07/01/17	325,000	350,915
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	518,400
		869,315
Construction Materials — 0.9%
Vulcan Materials Company, 7.50%, due 06/15/21	500,000	578,750

Metals & Mining — 8.0%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	810,000
5.87%, due 02/23/22	1,200,000	1,149,000
Allegheny Technologies, Inc.,
9.375%, due 06/01/19	705,000	588,675
5.95%, due 01/15/21	375,900	282,865
ArcelorMittal, 5.50%(a), due 02/25/17	960,000	967,200
Commercial Metals Company,
6.50%, due 07/15/17	420,000	432,075
7.35%, due 08/15/18	230,000	239,200
Nucor Corporation, 5.85%, due 06/01/18	300,000	320,654
Reliance Steel & Aluminum Company, 6.20%, due 11/15/16	360,000	370,463
		5,160,132
Utilities — 1.0%
Multi-Utilities — 1.0%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	615,979

Total Corporate Bonds (Cost $33,035,509)		$32,008,565

CM Advisors Fixed Income Fund Schedule of Investments (Continued)

U.S. GOVERNMENT OBLIGATIONS — 46.3%	Par Value	Value
U.S. Treasury Notes — 46.3%
4.625%, due 02/15/17	$5,000,000	$5,186,330
0.75%, due 12/31/17	5,000,000	4,995,510
2.00%, due 07/31/20	6,000,000	6,204,372
2.375%, due 12/31/20	6,250,000	6,575,437
2.75%, due 11/15/23	6,250,000	6,784,425
Total U.S. Government Obligations (Cost $28,502,618)		$29,746,074

MONEY MARKET FUNDS — 2.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.13% (b) (Cost $1,847,914)	1,847,914	$1,847,914

Total Investments at Value — 99.1% (Cost $63,386,041)		$63,602,553

Other Assets in Excess of Liabilities — 0.9%		597,985

Net Assets — 100.0%		$64,200,538

(a)	Variable rate security. The rate shown is the effective interest rate as of February 29, 2016.

(b)	The rate shown is the 7-day effective yield as of February 29, 2016.

See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities February 29, 2016

	CM Advisors Fund	CM Advisors Small Cap Value Fund
ASSETS
Investments in securities:
At cost	$77,568,205	$47,819,878
At value (Note 2)	$61,508,592	$35,638,855
Dividends receivable	59,426	52,623
Receivable for investment securities sold	550,836	—
Receivable for capital shares sold	11,404	5,741
Other assets	14,075	8,075
TOTAL ASSETS	62,144,333	35,705,294

LIABILITIES
Bank overdraft	52,028	—
Payable for investment securities purchased	—	527,171
Payable for capital shares redeemed	76,775	—
Payable to Advisor (Note 5)	47,422	3,350
Payable to administrator (Note 5)	8,876	5,868
Other accrued expenses	22,124	2,615
TOTAL LIABILITIES	207,225	539,004

NET ASSETS	$61,937,108	$35,166,290

Net assets consist of:
Paid-in capital	$102,599,761	$49,114,379
Accumulated net investment loss	(751,020)	(273,347)
Accumulated net realized losses from security transactions and options contracts (Note 6)	(23,852,020)	(1,493,719)
Net unrealized depreciation on investments (Note 6)	(16,059,613)	(12,181,023)
Net assets	$61,937,108	$35,166,290

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	6,857,015	4,665,139

Net asset value, redemption price and offering price per share (a)	$9.03	$7.54

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Assets and Liabilities (Continued) February 29, 2016

CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$63,386,041
At value (Note 2)	$63,602,553
Dividends and interest receivable	623,732
Receivable for capital shares sold	150
Other assets	25,654
TOTAL ASSETS	64,252,089

LIABILITIES
Payable to Advisor (Note 5)	25,351
Payable to administrator (Note 5)	8,072
Other accrued expenses	18,128
TOTAL LIABILITIES	51,551

NET ASSETS	$64,200,538

Net assets consist of:
Paid-in capital	$63,703,087
Undistributed net investment income	348,887
Accumulated net realized losses from security transactions	(67,948)
Net unrealized appreciation on investments	216,512
Net assets	$64,200,538

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	5,782,594

Net asset value, redemption price and offering price per share (Note 2)	$11.10

See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations Year Ended February 29, 2016

	CM Advisors Fund	CM Advisors Small Cap Value Fund
INVESTMENT INCOME
Dividends	$757,717	$475,220
Foreign tax witholding	(22,130)	(3,154)
TOTAL INVESTMENT INCOME	735,587	472,066

EXPENSES
Investment advisory fees (Note 5)	872,729	431,291
Administration fees (Note 5)	69,694	34,439
Professional fees	46,927	40,473
Fund accounting fees (Note 5)	58,712	27,805
Registration and filing fees	26,906	55,133
Trustees’ fees and expenses (Note 5)	38,225	31,308
Transfer agent fees (Note 5)	20,970	18,000
Custody and bank service fees	20,246	6,801
Postage and supplies	11,335	6,784
Insurance expense	11,863	3,633
Printing of shareholder reports	7,034	2,852
Compliance support services fees	3,116	1,559
Distributor service fees (Note 5)	2,000	2,000
Pricing fees	2,337	962
Other expenses	12,323	7,099
TOTAL EXPENSES	1,204,417	670,139
Advisory fees waived by Advisor (Note 5)	—	(131,026)
NET EXPENSES	1,204,417	539,113

NET INVESTMENT LOSS	(468,830)	(67,047)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS
Net realized losses from:
Investments	(3,856,722)	(1,168,472)
Option contracts (Note 6)	(1,042,860)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(19,438,667)	(12,877,818)
Option contracts (Note 6)	895,196	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(23,443,053)	(14,046,290)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(23,911,883)	$(14,113,337)

See accompanying notes to financial statements.

CM Advisors Family of Funds Statements of Operations (Continued) Year Ended February 29, 2016

CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$1,486
Interest	2,519,009
TOTAL INVESTMENT INCOME	2,520,495

EXPENSES
Investment advisory fees (Note 5)	522,533
Administration fees (Note 5)	83,501
Professional fees	40,916
Trustees’ fees and expenses (Note 5)	39,468
Fund accounting fees (Note 5)	34,437
Registration and filing fees	28,451
Transfer agent fees (Note 5)	18,000
Insurance expense	13,066
Custody and bank service fees	11,510
Pricing fees	10,063
Postage and supplies	6,649
Printing of shareholder reports	4,371
Compliance support services fees	3,725
Distributor service fees (Note 5)	2,000
Other expenses	7,526
TOTAL EXPENSES	826,216

NET INVESTMENT INCOME	1,694,279

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	72,937
Net change in unrealized appreciation (depreciation) on investments	(3,370,233)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(3,297,296)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,603,017)

See accompanying notes to financial statements.

CM Advisors Fund Statements of Changes in Net Assets

	Year Ended February 29, 2016	Year Ended February 28, 2015
FROM OPERATIONS
Net investment loss	$(468,830)	$(493,539)
Net realized gains (losses) from:
Investments	(3,856,722)	9,682,318
Option contracts (Note 6)	(1,042,860)	286,545
Net change in unrealized appreciation (depreciation) on:
Investments	(19,438,667)	(25,275,411)
Option contracts (Note 6)	895,196	(895,196)
Net decrease in net assets from operations	(23,911,883)	(16,695,283)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	(277,426)	(300,838)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)
CLASS I (NOTE 1)
Proceeds from shares sold	8,607,629	9,616,626
Net asset value of shares issued in reinvestment of distributions to shareholders	268,275	290,748
Proceeds from redemption fees collected (Note 2)	2,380	2,436
Payments for shares redeemed	(34,420,196)	(18,000,574)
Net decrease in net assets from Class I share transactions	(25,541,912)	(8,090,764)

CLASS R (NOTE 1)
Proceeds from shares sold	—	29,323
Proceeds from redemption fees collected (Note 2)	—	268
Payments for shares redeemed	—	(184,045)
Net decrease in net assets from Class R share transactions	—	(154,454)

TOTAL DECREASE IN NET ASSETS	(49,731,221)	(25,241,339)

NET ASSETS
Beginning of year	111,668,329	136,909,668
End of year	$61,937,108	$111,668,329

ACCUMULATED NET INVESTMENT LOSS	$(751,020)	$(114,761)

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Statements of Changes in Net Assets

	Year Ended February 29, 2016	Year Ended February 28, 2015
FROM OPERATIONS
Net investment loss	$(67,047)	$(90,309)
Net realized gains (losses) from:
Investments	(1,168,472)	339,785
Option contracts (Note 6)	—	(46,654)
Net change in unrealized appreciation (depreciation) on investments	(12,877,818)	(2,363,500)
Net decrease in net assets from operations	(14,113,337)	(2,160,678)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	(234,418)	—
From net realized gains, Class I	—	(1,496,887)
From net realized gains, Class R	—	(12,942)
Decrease in net assets from distributions to shareholders	(234,418)	(1,509,829)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)
CLASS I (NOTE 1)
Proceeds from shares sold	5,369,640	46,796,943
Net asset value of shares issued in reinvestment of distributions to shareholders	194,979	1,323,322
Proceeds from redemption fees collected (Note 2)	28,628	23,831
Payments for shares redeemed	(10,070,690)	(3,374,562)
Net increase (decrease) in net assets from Class I share transactions	(4,477,443)	44,769,534

CLASS C (NOTE 1)
Net asset value of shares issued in reinvestment of distributions to shareholders	—	—
Payments for shares redeemed	—	(109,333)
Decrease in net assets from Class C share transactions	—	(109,333)

CLASS R (NOTE 1)
Proceeds from shares sold	—	132,642
Net asset value of shares issued in reinvestment of distributions to shareholders	—	12,943
Proceeds from redemption fees collected (Note 2)	—	11
Payments for shares redeemed	—	(214,070)
Net decrease in net assets from Class R share transactions	—	(68,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,825,198)	40,921,220

NET ASSETS
Beginning of year	53,991,488	13,070,268
End of year	$35,166,290	$53,991,488

ACCUMULATED NET INVESTMENT LOSS	$(273,347)	$(29,833)

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Statements of Changes in Net Assets

	Year Ended February 29, 2016	Year Ended February 28, 2015
FROM OPERATIONS
Net investment income	$1,694,279	$1,573,991
Net realized gains from investments	72,937	249,740
Net change in unrealized appreciation (depreciation) on investments	(3,370,233)	(578,721)
Net increase (decrease) in net assets from operations	(1,603,017)	1,245,010

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,602,381)	(1,603,075)
From net realized gains	(114,527)	(572,865)
Decrease in net assets from distributions to shareholders	(1,716,908)	(2,175,940)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,551,718	8,796,108
Net asset value of shares issued in reinvestment of distributions to shareholders	1,525,811	1,908,816
Payments for shares redeemed	(67,461,417)	(18,036,143)
Net decrease in net assets from capital share transactions	(52,383,888)	(7,331,219)

TOTAL DECREASE IN NET ASSETS	(55,703,813)	(8,262,149)

NET ASSETS
Beginning of year	119,904,351	128,166,500
End of year	$64,200,538	$119,904,351

UNDISTRIBUTED NET INVESTMENT INCOME	$348,887	$257,104

CAPITAL SHARE ACTIVITY
Shares sold	1,189,815	761,435
Shares reinvested	135,079	166,147
Shares redeemed	(5,977,874)	(1,562,151)
Net decrease in shares outstanding	(4,652,980)	(634,569)
Shares outstanding, beginning of year	10,435,574	11,070,143
Shares outstanding, end of year	5,782,594	10,435,574

See accompanying notes to financial statements.

CM Advisors Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended
	February 29, 2016	February 28, 2015	February 28, 2014	February 28, 2013		February 29, 2012
Net asset value at beginning of year	$11.95	$13.68	$11.83	$10.65		$10.56

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.01)	0.05		0.02
Net realized and unrealized gains (losses) on investments	(2.80)	(1.64)	1.86	1.18		0.10
Total from investment operations	(2.88)	(1.70)	1.85	1.23		0.12

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	—	(0.05)		(0.03)
Distributions in excess of net investment income	—	—	—	(0.00	)(a)	—
Total distributions	(0.04)	(0.03)	—	(0.05)		(0.03)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)

Net asset value at end of year	$9.03	$11.95	$13.68	$11.83		$10.65

Total return (b)	(24.11%)	(12.46%)	15.64%	11.61%		1.11%

Ratios and supplemental data:
Net assets at end of year (000's)	$61,937	$111,668	$136,714	$125,422		$128,461

Ratio of total expenses to average net assets	1.39%	1.31%	1.29%	1.31%		1.50	%(c)

Ratio of net investment income (loss) to average net assets	(0.54%)	(0.39%)	(0.07%)	0.40%		0.18%

Portfolio turnover rate	62%	53%	34%	32%		45%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.53% for the year ended February 29, 2012 (Note 5).

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Financial Highlights

Per share data for a share outstanding throughout each period:
	Year Ended February 29, 2016	Year Ended February 28, 2015		Year Ended February 28, 2014		Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.47	$12.90		$11.25		$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.07	)(b)	(0.05	)(b)	0.13	0.02
Net realized and unrealized gains (losses) on investments	(2.88)	(1.73)		2.34		1.56	(0.05)
Total from investment operations	(2.89)	(1.80)		2.29		1.69	(0.03)

Less distributions:
Dividends from net investment income	(0.05)	—		—		(0.12)	(0.01)
Distributions in excess of net investment income	—	—		—		(0.02)	—
Distributions from net realized gains	—	(0.64)		(0.64)		(0.14)	(0.12)
Total distributions	(0.05)	(0.64)		(0.64)		(0.28)	(0.13)

Proceeds from redemption fees collected (Note 2)	0.01	0.01		0.00	(c)	—	0.00	(c)

Net asset value at end of period	$7.54	$10.47		$12.90		$11.25	$9.84

Total return (d)	(27.52%)	(13.95%)		20.53%		17.42%	(0.17%	)(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$35,166	$53,991		$12,790		$11,094	$8,953

Ratio of total expenses to average net assets	1.56%	1.96%		2.56%		2.92%	4.35	%(f)

Ratio of net expenses to average net assets (g)	1.25%	1.25%		1.25%		1.25%	1.25	%(f)

Ratio of net investment income (loss) to average net assets (g)	(0.16%)	(0.45%)		(0.40%)		1.32%	0.09	%(f)

Portfolio turnover rate	68%	62%		42%		44%	44	%(e)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.

(b)	Net investment loss per share is based on average shares outstanding during the year.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended
	February 29, 2016	February 28, 2015	February 28, 2014		February 28, 2013	February 29, 2012
Net asset value at beginning of year	$11.49	$11.58	$11.64		$11.74	$11.51

Income (loss) from investment operations:
Net investment income	0.23	0.15	0.14		0.17	0.20
Net realized and unrealized gains (losses) on investments	(0.41)	(0.04)	(0.06)		0.04	0.53
Total from investment operations	(0.18)	0.11	0.08		0.21	0.73

Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.14)		(0.17)	(0.21)
Distributions from net realized gains	(0.02)	(0.05)	(0.00	)(a)	(0.14)	(0.29)
Total distributions	(0.21)	(0.20)	(0.14)		(0.31)	(0.50)

Proceeds from redemption fees collected (Note 2)	—	—	—		0.00 (a)	0.00 (a)

Net asset value at end of year	$11.10	$11.49	$11.58		$11.64	$11.74

Total return (b)	(1.62%)	0.98%	0.71%		1.83%	6.37%

Ratios and supplemental data:
Net assets at end of year (000’s)	$64,201	$119,904	$128,167		$107,993	$94,317

Ratio of total expenses to average net assets	0.79%	0.77%	0.78%		0.79%	0.81%

Ratio of net investment income to average net assets	1.63%	1.26%	1.22%		1.39%	1.76%

Portfolio turnover rate	18%	1%	6%		23%	25%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds

Notes to Financial Statements
February 29, 2016

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

CM Advisors Fund currently offers one class of shares which is sold without any sales loads or distribution fees. Prior to February 28, 2015, the Fund offered Class I and Class R shares. On February 28, 2015, the Class R shares of the Fund were discontinued and all outstanding shares were converted into Class I shares. After the conversion, the Class I designation no longer applies to shares of the Fund. Class R shares were sold without any sales load but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares.

CM Advisors Small Cap Value Fund currently offers one class of shares which is sold without any sales loads or distribution fees. Prior to February 28, 2015, the Fund offered Class I and Class R shares. On February 28, 2015, the Class R shares of the Fund were discontinued and all outstanding shares were converted into Class I shares. After the conversion, the Class I designation no longer applies to shares of the Fund. Class R shares were sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class R shares. Prior to July 31, 2014, the Fund also offered Class C shares. Class C shares were sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to the Class C shares. On July 31, 2014, the Class C shares of the CM Advisors Small Cap Value Fund were discontinued and all outstanding Class C shares were redeemed.

CM Advisors Fixed Income Fund currently offers one class of shares which is sold without any sales loads and distribution fees.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Options on securities and options on indexes listed on an exchange are valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate Bonds and U.S. Government Obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of February 29, 2016 by security type:

CM Advisors Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$56,429,369	$—		$—	$56,429,369
Exchange-Traded Funds	5,078,436	—		—	5,078,436
Warrants	—	0	*	—	0
Money Market Funds	787	—		—	787
Total	$61,508,592	$0		$—	$61,508,592

CM Advisors Small Cap Value Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$29,842,124	$—		$—	$29,842,124
Exchange-Traded Funds	1,042,917	—		—	1,042,917
Warrants	—	0	*	—	0
Money Market Funds	4,753,814	—		—	4,753,814
Total	$35,638,855	$0		$—	$35,638,855

CM Advisors Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$32,008,565	$—	$32,008,565
U.S. Government Obligations	—	29,746,074	—	29,746,074
Money Market Funds	1,847,914	—	—	1,847,914
Total	$1,847,914	$61,754,639	$—	$63,602,553

*	CM Advisors Fund and CM Advisors Small Cap Value Fund each hold Warrants which have been fair valued at $0.

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 29, 2016, the Funds did not have any transfers into and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 29, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees – The net asset value per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of CM Advisors Fund and CM Advisors Small Cap Value Fund are subject to a redemption fee of 1%, payable to the applicable Fund, if redeemed within 180 days of the date of

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Fund or CM Advisors Small Cap Value Fund for shares of another Fund within the Trust. Shares of CM Fixed Income Fund are not subject to a redemption fee.

During the years ended February 29, 2016 and February 28, 2015, proceeds from redemption fees were as follows:

	Year Ended February 29, 2016	Year Ended February 28, 2015
CM Advisors Fund	$2,380	$2,704
CM Advisors Small Cap Value	$28,628	$23,842

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from net realized capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund - Class I
February 29, 2016	$277,426	$—	$277,426
February 28, 2015	$300,838	$—	$300,838
CM Advisors Small Cap Value Fund - Class I
February 29, 2016	$234,418	$—	$234,418
February 28, 2015	$—	$1,496,887	$1,496,887

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Small Cap Value Fund - Class R
February 29, 2016	$—	$—	$—
February 28, 2015	$—	$12,942	$12,942
CM Advisors Fixed Income Fund
February 29, 2016	$1,602,496	$114,412	$1,716,908
February 28, 2015	$1,603,075	$572,865	$2,175,940

On March 31, 2016, CM Advisors Fixed Income Fund paid an ordinary income dividend of $0.0951 per share to shareholders of record on March 30, 2016.

Option Transactions – CM Advisors Fund and CM Advisors Small Cap Value Fund may purchase and write put and call options on securities or stock indices. Each Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. Writing covered call options provides the Funds with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. By purchasing a put option on an individual stock, the Funds could hedge the risk of a devaluation of that individual stock. By purchasing a put option on a stock index, the Funds could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2016:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$79,397,046	$48,337,136	$63,386,041
Gross unrealized appreciation	$6,226,665	$1,508,514	$2,580,884
Gross unrealized depreciation	(24,115,119)	(14,206,795)	(2,364,372)
Net unrealized appreciation (depreciation)	(17,888,454)	(12,698,281)	216,512
Undistributed ordinary income	257,366	180,599	348,887
Acculumated capital and other losses	(23,031,565)	(1,430,407)	(67,948)
Accumulated earnings (deficit)	$(40,662,653)	$(13,948,089)	$497,451

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Fund and CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies (PFICs).

For the year ended February 29, 2016, CM Advisors Fund reclassified $109,997 of realized capital gains against accumulated net investment loss on the Statement of Assets and Liabilities. CM Advisors Small Cap Value Fund reclassified $57,896 of realized capital gains against accumulated net investment loss and $55 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. CM Advisors Fixed Income Fund reclassified $115 of distributions in excess of net realized gains against

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

undistributed net investment income on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or net asset value per share and are due to the tax treatment of net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

As of February 29, 2016, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Expires February 28, 2018 - short-term	$18,385,708	$—	$—
No expiration - short-term	3,905,970	865,881	—
	$22,291,678	$865,881	$—

Net qualified late year losses include Late Year Ordinary Losses (incurred after December 31, 2015 and within the taxable year) and Post-October Capital Loses (incurred after October 31, 2015 and within the taxable year), and are deemed to arise on the first day of the Funds’ next taxable year. For the year ended February 29, 2016, the Funds intend to defer to March 1, 2016 for federal tax purposes qualified late year losses as follows:

	Late Year Ordinary Losses	Post-October Capital Losses
CM Advisors Fund	$—	$739,887
CM Advisors Small Cap Value Fund	$—	$564,526
CM Advisors Fixed Income Fund	$—	$67,948

These CLCFs and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended February 28, 2013 through February 29, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

4. Investment Transactions

During the year ended February 29, 2016, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, options and U.S. government securities, were as follows:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$50,710,647	$25,734,339	$7,573,543
Proceeds from sales of investment securities	$67,563,603	$32,361,470	$11,310,489

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for each of CM Advisors Fund and CM Advisors Small Cap Value Fund and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses, and amounts, if any, payable pursuant to a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of each of CM Advisors Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2017. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2017. During the year ended February 29, 2016, with respect to CM Advisors Small Cap Value Fund, the Advisor waived $131,026 of its investment advisory fees. During the year ended February 29, 2016, there were no advisory fees waived or expenses reimbursed by the Advisor with respect to CM Advisors Fund and CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives compensation from the Funds for such services.

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives an annual retainer of $10,000, paid quarterly; a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees; and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Funds reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Derivatives Risk and Transactions

Investing in derivatives, including options, involves the risk of sustaining large and sudden losses. The use of derivatives by CM Advisors Fund and CM Advisors Small Cap Value Fund may reduce their returns and/or increase their volatility, and fluctuations in the value of a derivative may not correlate perfectly with the overall securities markets.

CM Advisors Fund did not hold any derivative instruments as of February 29, 2016. CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund did not hold any derivative instruments as of or during the year ended February 29, 2016.

There were no option contracts written by the Funds during the year ended February 29, 2016.

Transactions in derivative instruments for CM Advisors Fund during the year ended February 29, 2016 are recorded in the following locations in the Statements of Operations and serve as indicator of the volume of trading activity during the year:

CM Advisors Fund

Type of Derivative	Location	Realized Losses	Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts (purchased options)	Net realized losses from option contracts	$(1,042,860)	Net change in unrealized appreciation (depreciation) on option contracts	$895,196

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

7. Capital Share Transactions

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets for CM Advisors Fund and CM Advisors Small Cap Value Fund are the result of the following capital share transactions for the periods shown:

	Year Ended February 29, 2016	Year Ended February 28, 2015
CM Advisors Fund - Class I
Shares sold	844,022	756,547
Shares reinvested	29,224	20,389
Shares redeemed	(3,364,707)	(1,419,866)
Net decrease in shares outstanding	(2,491,461)	(642,930)
Shares outstanding, beginning of year	9,348,476	9,991,406
Shares outstanding, end of year	6,857,015	9,348,476

CM Advisors Fund - Class R
Shares sold	—	2,098
Shares redeemed	—	(16,422)
Net decrease in shares outstanding	—	(14,324)
Shares outstanding, beginning of year	—	14,324
Shares outstanding, end of year	—	—

CM Advisors Small Cap Value Fund - Class I
Shares sold	586,584	4,349,841
Shares reinvested	25,224	123,907
Shares redeemed	(1,105,334)	(306,850)
Net increase (decrease) in shares outstanding	(493,526)	4,166,898
Shares outstanding, beginning of year	5,158,665	991,767
Shares outstanding, end of year	4,665,139	5,158,665

CM Advisors Small Cap Value Fund - Class C
Shares redeemed	—	(10,541)
Decrease in shares outstanding	—	(10,541)
Shares outstanding, beginning of year	—	10,541
Shares outstanding, end of year	—	—

CM Advisors Small Cap Value Fund - Class R
Shares sold	—	11,231
Shares reinvested	—	1,213
Shares redeemed	—	(23,852)
Net decrease in shares outstanding	—	(11,408)
Shares outstanding, beginning of year	—	11,408
Shares outstanding, end of year	—	—

CM Advisors Family of Funds

Notes to Financial Statements (Continued)

8. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of February 29, 2016, CM Advisors Small Cap Value Fund had 27.1% of the value of its nets assets invested in stocks within the Materials sector.

9. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of CM Advisors Fund,
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund and the
Board of Trustees of CM Advisors Family of Funds

We have audited the accompanying statements of assets and liabilities of the CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (the “Funds”), each a series of shares of beneficial interest in the CM Advisors Family of Funds, including the schedules of investments, as of February 29, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund as of February 29, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 28, 2016

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2015) and held until the end of the period (February 29, 2016).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds

About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Fund
Actual Return	$1,000.00	$890.00	1.44%	$6.77
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.70	1.44%	$7.22

CM Advisors Small Cap Value Fund
Actual Return	$1,000.00	$851.70	1.25%	$5.75
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.65	1.25%	$6.27

CM Advisors Fixed Income Fund
Actual Return	$1,000.00	$987.10	0.82%	$4.05
Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.79	0.82%	$ 4.12

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, muliplied by 182/366 (to reflect the one-half year period).

CM Advisors Family of Funds

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 29, 2016. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $277,426 as taxed at the maximum rate of 23.8%. CM Advisors Small Cap Value Fund intends to designate up to a maximum amount of its ordinary income dividends of $234,418 as taxed at the maximum rate of 23.8%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $114,527 and ordinary income dividends of $1,602,381 as taxed at the maximum rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2015 Form 1099-DIV.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007 and was a professor at Southern Methodist University from September 2006 to August 2011.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Evolve Cellular Inc. (previously Worldcall Interconnect Inc.) since 2012. Prior to June 2012, he was the Chief Financial Officer of Worldcall Inc., a voice over internet protocol telecom company. Mr. Lewis has also been Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of three series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds

Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary Chief Compliance Officer	Since 5/2003 Since 1/2016	Mr. Van Den Berg is President, Chief Operating Officer, Chief Compliance Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	3	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.

**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 1, 2016, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board noted that although the performance of the Advisors Fund and the Small Cap Value Fund significantly lagged their benchmarks for the calendar year ended December 31, 2015 and lagged their benchmarks since inception, the Advisor had satisfactorily explained the reasons for the underperformance, including the impact of each Fund’s sector allocations. As for the Fixed Income Fund, the Board noted that, although the performance of the Fund lagged its benchmark for the calendar year ended December 31, 2014, the Fund had outperformed its benchmark since inception through December 31, 2015. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. Furthermore, the Board noted that, while the Funds had underperformed their respective benchmarks during the most recent periods, the Advisor had reasonably demonstrated that it followed a reasoned, logical process in selecting investments for the Funds and presented a solid analysis to back-up the positions that had been taken and the Advisor’s belief that such positions continued to have strong upside potential in the longer term. The Board also took into account ameliorative measures that had been

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

taken by the Advisor in the past (bearing in mind that the effects of those measures would only be discernible over time) and noted the Advisor’s statements and expectations, as discussed at the meeting, regarding future market trends affecting the Funds. Following discussion of the short- and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s good historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor has been acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund by the Advisor and by the principals of the Advisor; the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s estimated costs in managing the Funds and the corresponding profitability to the Advisor of managing each Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Advisors Fund and the Small Cap Value Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2016.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the management fee and net expense ratio of the Advisors Fund are each higher than, but within a reasonable range of, the median and average of its peer group, bearing in mind that the Fund was smaller in size than its peer group average and median. The Board noted that the Small Cap Value Fund’s net expense ratio is higher than, but within a reasonable range of, the median and the same as the average of its peer group, further noting that the management fee is lower than the average and the same as the median of the peer group. The Board noted that the Fixed Income Fund’s management fee is lower than the median and average of its peer group and its net expense ratio is higher than the median but lower than the average of the peer group.

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also compared the fees paid by each Fund to the fees paid by other clients of the Advisor, and bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, noted that the fee structures applicable to the Advisor’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by each Fund. Following these comparisons and upon further review and consideration of the foregoing, the Board concluded that the profit realized by the Advisor in connection with the management of the Funds is not unreasonable, and that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor and the reduction in the Fund’s advisory fee that became effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor is fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and

CM Advisors Family of Funds

Approval of Investment Advisory Agreement (Unaudited) (Continued)

evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further review and consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and their shareholders.

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CM Advisors Fund
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Fund and CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,000 and $42,000 with respect to the registrant’s fiscal years ended February 29, 2016 and February 28, 2015, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended February 29, 2016 and February 28, 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $6,000 and $6,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 29, 2016 and February 28, 2015, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 6, 2016

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer and Principal Accounting Officer

Date	May 6, 2016

*	Print the name and title of each signing officer under his or her signature.